    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 5, 2002
                                                      REGISTRATION NO. 333-30909
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  ------------


DT INDUSTRIES, INC.                            DELAWARE                           44-0537828
DT CAPITAL TRUST                               DELAWARE                           43-1785544
(Exact Name of Registrant as         (State or Other Jurisdiction              (I.R.S. Employer
Specified in Its Charter)          of Incorporation or Organization)          Identification No.)


                              907 WEST FIFTH STREET
                               DAYTON, OHIO 45407
                                 (937) 586-5600
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)


                                DENNIS S. DOCKINS
                                 GENERAL COUNSEL
                               DT INDUSTRIES, INC.
                              907 WEST FIFTH STREET
                               DAYTON, OHIO 45407
                                 (937) 586-5600
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                              of Agent for Service)

                                    COPY TO:

                                  ADAM R. KLEIN
                          KATTEN MUCHIN ZAVIS ROSENMAN
                       525 WEST MONROE STREET, SUITE 1600
                          CHICAGO, ILLINOIS 60661-3693
                                 (312) 902-5200

                                  ------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

     THIS POST-EFFECTIVE AMENDMENT SHALL BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(c) OF THE SECURITIES ACT OF 1933 ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(c), MAY DETERMINE.

================================================================================

                          DEREGISTRATION OF SECURITIES

     This Post-Effective Amendment No. 1 to the registration statement on Form S-3 (File No. 333-30909) (the "Registration Statement"), is being filed by DT Industries, Inc. and DT Capital Trust to deregister all of the securities registered pursuant to the Registration Statement, all of which remain unsold.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Dayton, Ohio on December 5, 2002.

                                             DT INDUSTRIES, INC.


                                             By:     /s/ JOHN M. CASPER
                                                ------------------------------
                                                     John M. Casper
                                                     Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on December 5, 2002.

SIGNATURE                                                                           TITLE
---------                                                                           -----
            /s/ JAMES J. KERLEY                                   Chairman of the Board of Directors
-------------------------------------------------
            James J. Kerley

            /s/ STEPHEN J. PERKINS                                President, Chief Executive Officer and Director
-------------------------------------------------                 (Principal Executive Officer)
            Stephen J. Perkins

            /s/ JOHN M. CASPER                                    Senior Vice President - Finance and Chief Financial Officer
-------------------------------------------------                 (Principal Financial and Accounting Officer)
            John M. Casper

            /s/ WILLIAM H.T. BUSH                                 Director
-------------------------------------------------
            William H.T. Bush

            /s/ CHARLES A. DILL                                   Director
-------------------------------------------------
            Charles A. Dill

            /s/ LEE M. LIBERMAN                                   Director
-------------------------------------------------
            Lee M. Liberman

            /s/ JOHN F. LOGAN                                     Director
-------------------------------------------------
            John F. Logan

            /s/ CHARLES F. POLLNOW                                Director
-------------------------------------------------
            Charles F. Pollnow


            /s/ ROBERT C. LANNERT                                 Director
-------------------------------------------------
            Robert C. Lannert

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Dayton, Ohio on December 5, 2002.



                                       DT CAPITAL TRUST



                                       By       /s/ STEVEN J. PERKINS
                                          --------------------------------------
                                                         Steven J. Perkins
                                                         Trustee

                                       By       /s/  John M. Casper
                                          --------------------------------------
                                                         John M. Casper
                                                         Trustee

                                       By       /s/ Gregory D. Wilson
                                          --------------------------------------
                                                         Gregory D. Wilson
                                                         Trustee